Exhibit 99.4

Filed by: Audience, Inc.

pursuant to Rule 425

under the Securities Act of 1933, as amended, and

deemed filed pursuant to Rule 14d-2

under the Securities Exchange Act of 1934, as amended

Subject Company: Audience, Inc.

Commission File No. 001-35528

Audience and Knowles have announced that the companies have signed a definitive agreement for Knowles to acquire Audience.

Knowles is the market leader and global supplier of advanced micro-acoustic solutions in the mobile communications, consumer electronics, and hearing health markets. Just as Audience has pioneered the advanced voice processing market, Knowles has pioneered the high performance microphone and transducer markets.

We believe the capabilities of Audience and Knowles are highly complementary, and the proposed merger will create a single supplier with leading audio chain technology across components, silicon, algorithms and systems design, with the sole focus of delivering innovative solutions to you and your team.

It is expected that the acquisition will be closed after regulatory agency approvals, after which we expect the combined company will deliver leading voice, audio and motion solutions starting in the second half of 2015. Until the transaction is formally closed, the Audience team will continue to be your direct contact and will continue to provide the support for existing and next generation programs.

We will provide updates throughout the coming months and should you have any questions, please feel free to contact us.

Best Regards,

Robert Schoenfield, Vice President Worldwide Sales

Peter Santos, President & CEO

Important Additional Information

The tender offer for Audience’s outstanding common stock has not yet commenced. This announcement is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any Audience securities.

The solicitation and the offer to buy common stock of Audience will be made only pursuant to an offer to purchase and related materials that Knowles and Orange Subsidiary, Inc. (“Purchaser”) intend to file with the SEC on Form S-4 and Schedule TO, respectively, which will include an Offer to Exchange, a letter of transmittal and related documents (the “Tender Materials”). Audience also intends to file a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Audience stockholders and other investors should read the Tender Materials contained in the Form S-4, Schedule TO and the Schedule 14D-9 to be filed by Knowles, Purchaser and Audience, respectively, carefully because these documents will contain important information, including the terms and conditions of the tender offer. Audience stockholders may obtain any other Tender Materials subsequently filed with the SEC from its website (at www.sec.gov), without charge.

Materials filed by Knowles and Purchaser may be obtained for free at Knowles’s web site, www Knowles com. Materials filed by Audience may be obtained for free at Audience’s web site, www.audience.com. Stockholders and other investors are urged to read carefully all tender offer materials prior to making any decisions with respect to the tender offer.

Forward-Looking Statements

This communication contains certain statements regarding business strategies, market potential, future financial performance, future action, results and other statements that do not directly relate to any historical or current fact which are “forward-looking” statements within the meaning of the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The matters discussed in these forward-looking statements are based on current plans, expectations, forecasts and assumptions and are subject to risks, uncertainties and other factors that could cause actual outcomes or results to differ materially from those projected, anticipated or implied in these forward-looking statements. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will be achieved or accomplished. Many factors that could cause actual results or events to differ materially from those anticipated include those matters described under the sections entitled “Risk

Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Knowles’ and Audience’s Annual Reports on Form 10-K for the year ended December 31, 2014, subsequent Reports on Forms 10-Q and 8-K and other filings Knowles and Audience make with the SEC. Any forward-looking statement speaks of as of the date on which it is made and neither Knowles nor Audience assume any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise, except as required by applicable law. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and the proposed merger; uncertainties as to how many of the holders of shares of common stock of Audience will tender their shares into the tender offer; the possibility that various closing conditions for the tender offer or the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the tender offer or the proposed merger; the effects of disruption from the tender offer or the proposed merger making it more difficult for Knowles or Audience to maintain relationships with employees (including potential difficulties in employee retention), collaboration parties, other business partners or governmental entities; legal proceedings that may be instituted against Knowles, Audience and others following announcement of the business combination; other business effects, including the effects of industrial, economic or political conditions outside of Knowles’ or Audience’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in this communication and other documents filed with the SEC by Knowles or Audience, as well as the Schedule TO to be filed with the SEC by Purchaser. Neither Knowles nor Audience undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.